Exhibit 99.1

Image of Ebola viruses exiting host cells - Courtesy of NIAID

BIO International Convention

Jim Joyce - Chairman, CEO

Nasdaq - AEMD / June 21, 2017

aethlon MEDICAL, INC.

1

FORWARD LOOKING STATEMENTS The following presentation may contain predictions, estimates, and other forward looking statements that involve risks and uncertainties, including whether and when our products are successfully developed and introduced ; market acceptance of the Aethlon Hemopurifier® and other product offerings ; regulatory delays, manufacturing delays, and other risks detailed in our SEC filings, which are accessible at www . sec . gov or on our website : www . AethlonMedical . com 2

T O A DDRESS U NMET N EEDS IN G LOBAL H EALTH & B IODEFENSE F OCUS 3

T O S AVE L IVES M ISSION 4

T HE T REATMENT OF L IFE - T HREATENING V IRUSES T HAT ARE N OT A DDRESSED WITH A NTIVIRAL D RUGS O UR G LOBAL O PPORTUNITY 5

THE PROBLEM

HUMAN VIRUSES

A SIGNIFICANT UNMET NEED IN GLOBAL HEALTH & BIODEFENSE

- ~300 VIRUSES ARE INFECTIOUS TO HUMANS
  - NINE (9) ARE ADDRESSED WITH AN APPROVED ANTIVIRAL DRUG AGENT
- 3-4 NEW HUMAN VIRUSES ARE IDENTIFIED EACH YEAR*
- GLOBAL WARMING, URBAN CROWDING AND TRANSCONTINENTAL TRAVEL ARE FUELING AN INCREASED EMERGENCE OF PANDEMIC VIRUS OUTBREAKS
  - I.E.: EBOLA, PANDEMIC INFLUENZA, MERS, SARS, YELLOW FEVER, ZIKA, ETC
- NO ANTIVIRAL STRATEGY TO ADDRESS UNKNOWN THREATS, INCLUDING VIRUSES ENGINEERED BY MAN AS AGENTS OF BIOTERRORISM

* *Center for Immunity and Evolution, University of Edinburgh*

6

aethlon MEDICAL, INC.

O UR S OLUTION 7

T HE FIRST - IN - CLASS THERAPY TO BE ADVANCED IN FDA APPROVED STUDIES T HE H EMOPURIFIER ® A B ROAD - SPECTRUM T REATMENT C OUNTERMEASURE D ESIGNED FOR THE SINGLE - USE REMOVAL OF VIRAL PATHOGENS FROM BLOOD 8

H EMOPURIFIER ® ATTRIBUTES E LIMINATES VIRUSES FROM THE ENTIRE CIRCULATORY SYSTEM D EPLOYED ON ESTABLISHED GLOBAL INSTRUMENT NETWORK G LYCAN SHIELD (T HE IMMUNE CLOAK ) CAPTURE MECHANISM Image of HIV glycan shield in green Courtesy of Oxford University 9

T HE A ETHLON H EMOPURIFIER ® F ROM THEORETICAL CONCEPT TO CLINICAL REALITY ᣌ >16 IN VITRO VIRUS CAPTURE STUDIES ᣌ F OUR INVESTIGATIONAL HUMAN STUDIES ( OUTSIDE U.S.) ᣌ ~150 HUMAN TREATMENT EXPERIENCES ᣌ ACHIEVED PRIMARY ENDPOINT IN FIRST FDA APPROVED STUDY 10

The Aethlon Hemopurifier®

Concluded FDA Approved Feasibility Study on March 13th, 2017

- Primary Objective: To Demonstrate Safety of the Hemopurifier® in health compromised individuals infected with a viral pathogen
  - End-Stage Renal disease subjects infected with hepatitis C virus (HCV)
  - A Model to advance the Hemopurifier® as a broad-spectrum Viral countermeasure
  - Conducted at DaVita Med Center Dialysis in Houston
    - Safety is the sole human challenge against virulent viral pathogens that do not permit for controlled clinical studies to be conducted
    - Study provides a pathway to conduct Pivotal studies against viruses that allow for controlled human studies
- **We achieved our primary objective - The Hemopurifier® was well tolerated with no device-related adverse events reported**

11

aethlon MEDICAL, INC.

FDA - Approved Feasibility Study Feasibility Study Challenges To Overcome H EMOPURIFIER ® MANUFACTURING DELAY R EPLACEMENT OF P RINCIPAL INVESTIGATOR L ACK OF SUBJECTS WHO MET STUDY INCLUSION - EXCLUSION CRITERIA 12

aethlon
Hemopurifier
aethlon
Hemopurifier

The Aethlon Hemopurifier®
Courtesy of Aethlon Medical

Virus Capture Validations

A leading Broad-Spectrum Countermeasure

aethlon
MEDICAL, INC.

13

Hemopurifier® in vitro capture validations Chronic & Latent Viruses ᣌ Human Immunodeficiency Virus (HIV) ᣌ Hepatitis C Virus (HCV) ᣌ Cytomegalovirus (CMV) ᣌ Epstein - Barr Virus (EBV) ᣌ Herpes Simplex Virus - 1 (HSV - 1) 14

Hemopurifier® in vitro capture validations Pandemic Influenza Viruses ᣌ H1N1 Swine Flu ᣌ H5N1 Bird Flu ᣌ Spanish Flu of 1918 (reconstructed) Actual Spanish Flu of 1918 pandemic resulted in approximately 50 million deaths worldwide. 15

Hemopurifier® in vitro capture validations Mo s q ui to - B o rne Viruses ᣌ Chikungunya ᣌ Dengue ᣌ West Nile ᣌ Zika 16

Hemopurifier® in vitro capture validations Bioterror & Pandemic Threat Viruses ᣌ Lassa ᣌ MERS - CoV ᣌ Smallpox (based on Monkeypox & Vaccinia models) ᣌ Ebola 17

Ebola Image Courtesy of NIAID T HE TREATMENT OF E BOLA VIRUS A H EMOPURIFIER ® CASE STUDY 18

Frankfurt University Hospital







EMERGENCY-USE APPROVAL FROM GERMANY'S FEDERAL INSTITUTE FOR DRUGS AND MEDICAL DEVICES (BFARM) TO ADMINISTER HEMOPURIFIER® THERAPY TO AN EBOLA-INFECTED PHYSICIAN AT FRANKFURT UNIVERSITY HOSPITAL.

19

T HE TREATMENT OF E BOLA VIRUS A SINGLE 6.5 - HOUR ADMINISTRATION THERAPY W AS OF H EMOPURIFIER ® DELIVERED TO THE P A TIEN T , WHO WITH MU L TIPLE W AS COM A T OSE ORGAN FAILURE . 20

T HE TREATMENT OF E BOLA VIRUS D R . S TEFAN B ÜTTNER HOLDING THE H EMOPURIFIER ® AFTER TREATMENT 21

Ebola Treatment Results

Presented at the American Society of Nephrology Annual Meeting by Helmut Geiger, M.D., Chief of Nephrology at Frankfurt University Hospital

- Hemopurifier® therapy was well tolerated with **no** adverse events
- Pre-treatment viral load prior was measured to be **400,000 copies/ml**
- Post-treatment viral load was measured at **1,000 copies/ml**
- Viral load never again rose above 1,000 copies/ ml
- **Patient made a full recovery**

22

aethlon MEDICAL, INC.

Hemopurifier® Virus Capture Assay



- Quantifies viruses captured within the Hemopurifier® and no longer circulating in the patient
- Assay Reinforces single-use removal of viral pathogens label indication
- Provides better depiction of infectious vs. non-infectious virus capture
- Establishes an absolute vs. observation datapoint
- Assay development began during previous HCV Studies
  - Consistent capture of 100 million + Viruses

23

V IRUS C APTURE A SSAY R ESULT 242 MILLION COPIES OF E BOLA VIRUS CAPTURED WITHIN THE HEMOPURIFIER ® DURING 6.5 HOUR TREATMENT Analysis: BSL4 Lab Philipps University Marburg (O. Dolnik/M. Eickmann/S. Becker) 24

The Aethlon Hemopurifier® Courtesy of Aethlon Medical V IRUS C APTURE A SSAY R ESULTS FDA F EASIBILITY S TUDY Values measured post 500 ml/min high pressure 1 - 2 liter saline wash A major deviation from our previous virus capture assay 25

DaVita Med Center Dialysis Virus Capture Study Houston, Texas USA / HCV - Infected ESRD Subjects / 4 - Hour Treatment 26 Patient Cartridge Code IU Capture Value Total Virus Capture 01 - V1* N/A N/A 01 - V2 1.62 x 10 9 1,620,000,000 02 - V1 3.99 x 10 6 3,990,000 02 - V2 1.18 x 10 7 11,800,000 * Assay protocol deviation / improper storage and loss of elution fluid Values measured post 500 ml/min high pressure saline wash

DaVita Med Center Dialysis Virus Capture Study Houston, Texas USA / HCV - Infected ESRD Subjects / 4 - Hour Treatment 27 Patient Cartridge Code IU Capture Value Total Virus Capture 03 - V1 1.38 x 10 7 13,800,000 03 - V2 1.29 x 10 7 12,900,000 04 - V1 1.24 x 10 8 124,000,000 04 - V2 6.38 x 10 7 63,800,000 05 - V1 4.19 x 10 7 41,900,000 Values measured post 500 ml/min high pressure wash

DaVita Med Center Dialysis Virus Capture Study Houston, Texas USA / HCV - Infected ESRD Subjects / 4 - Hour Treatment 28 Patient Cartridge Code IU Capture Value Total Virus Capture 05 - V2 7.10 x 10 6 7,100,000 06 - V1 1.71 x 10 6 1,710,000 06 - V2 5.89 x 10 5 589,000 07 - V1 2.84 x 10 6 2,840,000 07 - V2 1.03 x 10 8 103,000,000 Average Virus Capture 154,418,000 Values measured post 500 ml/min high pressure saline wash

29

The Aethlon Hemopurifier®

NEXT STEPS - JULY 2017

- **SUBMITTING EXPEDITED ACCESS PATHWAY (EAP)** APPLICATION TO FDA. SEEKING **"BREAKTHROUGH TECHNOLOGY"** DESIGNATION UNDER 21ST CENTURY CURES ACT
  - TO SPEED THE ADVANCEMENT OF DEVICES FOR UNMET NEEDS AGAINST LIFE-THREATENING DISEASE CONDITIONS FOR WHICH NO APPROVED TREATMENTS EXIST
- **LAUNCH BIODEFENSE & PANDEMIC THREAT TREATMENT INITIATIVE WITH U.S. & FOREIGN GOVERNMENTS**
  - SPECIFIC TO VIRULENT VIRUSES THAT DO NOT PERMIT FOR CONTROLLED HUMAN STUDIES AND WHOSE CAPTURE BY THE HEMOPURIFIER® HAS BEEN VALIDATED
  - THE HEMOPURIFIER® FULFILLS CURRENT U.S. GOVERNMENT OBJECTIVES TO PROTECT CITIZENS FROM BIOTERROR AND PANDEMIC THREATS
  - GOAL IS TO BE IN THE STRATEGIC NATIONAL STOCKPILE

30

aethlon MEDICAL, INC.

2016 Public Health Emergency Medical Countermeasures Enterprise (PHEMCE) Strategy and Implementation Plan 31

M EETING THE PHEMCE O BJECTIVES PHEMCE goal is to procure medical countermeasures (MCMs) for the strategic national stockpile ᣌ PHEMCE seeks broad - spectrum MCMs that address high - priority threats and also have commercial viability in other medical applications ᣌ Broad - spectrum approach to address both known and unknown threats ᣌ Broad - spectrum MCM against emerging threats, including Ebola, Zika and MERS - CoV ᣌ MCM against pandemic influenza, including non - pharmaceutical MCMs ᣌ MCMs for at - risk children, pregnant women and older adults for whom first line treatment countermeasures are not recommended Protecting U.S. Citizens from Bioterror & Pandemic Threats 32

T HE A ETHLON H EMOPURIFIER ® A LIGNS TO MEET U.S. PHEMCE G OALS & O BJECTIVES 33

T O A DDRESS U NMET N EEDS IN G LOBAL H EALTH & B IODEFENSE F OCUS 34

T O S AVE L IVES M ISSION 35

T HE T REATMENT OF L IFE - T HREATENING V IRUSES T HAT ARE N OT A DDRESSED WITH A NTIVIRAL D RUGS O UR G LOBAL O PPORTUNITY 36

This presentation may contain predictions, estimates, and other forward looking statements that involve risks and uncertainties, including whether and when our products are successfully developed and introduced ; market acceptance of the Aethlon Hemopurifier® and other product offerings ; regulatory delays, manufacturing delays, and other risks detailed in our SEC filings, which are accessible at www . sec . gov or on our website : www . AethlonMedical . com 9635 Granite Ridge Drive, Suite 100 San Diego, California 92123 858.459.7800 Nasdaq: AEMD ww w .AethlonMedical. c om 37